                                                                  [EXHIBIT 10.2]

                        WINDROSE MEDICAL PROPERTIES TRUST

                            2002 STOCK INCENTIVE PLAN

                        WINDROSE MEDICAL PROPERTIES TRUST
                            2002 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

Section                                                                                                         Page
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Article I                  DEFINITIONS............................................................................1

      1.01.                Acquiring Person.......................................................................1
      1.02.                Administrator..........................................................................1
      1.03.                Affiliate..............................................................................1
      1.04.                Agreement..............................................................................1
      1.05.                Associate..............................................................................1
      1.06.                Board..................................................................................1
      1.07.                Change in Control......................................................................1
      1.08.                Code...................................................................................2
      1.09.                Committee..............................................................................2
      1.10.                Common Stock...........................................................................2
      1.11.                Company................................................................................2
      1.12.                Continuing Trustee.....................................................................3
      1.13.                Control Affiliate......................................................................3
      1.14.                Control Change Date....................................................................3
      1.15.                Corresponding SAR......................................................................3
      1.16.                Exchange Act...........................................................................3
      1.17.                Fair Market Value......................................................................3
      1.18.                Incentive Award........................................................................3
      1.19.                Initial Value..........................................................................4
      1.20.                Option.................................................................................4
      1.21.                Participant............................................................................4
      1.22.                Performance Shares.....................................................................4
      1.23.                Person.................................................................................4
      1.24.                Plan...................................................................................4
      1.25.                Related Entity.........................................................................5
      1.26.                SAR....................................................................................5
      1.27.                Stock Award............................................................................5

Article II                 PURPOSES...............................................................................6


Article III                ADMINISTRATION.........................................................................7


Article IV                 ELIGIBILITY............................................................................8


Article V                  COMMON STOCK SUBJECT TO PLAN...........................................................9

      5.01.                Common Stock Issued....................................................................9
      5.02.                Aggregate Limit........................................................................9
      5.03.                Reallocation of Shares.................................................................9

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Article VI                 OPTIONS...............................................................................10

      6.01.                Award.................................................................................10
      6.02.                Option Price..........................................................................10
      6.03.                Maximum Option Period.................................................................10
      6.04.                Nontransferability....................................................................10
      6.05.                Transferable Options..................................................................10
      6.06.                Employee Status.......................................................................11
      6.07.                Exercise..............................................................................11
      6.08.                Payment...............................................................................11
      6.09.                Installment Payment...................................................................11
      6.10.                Change in Control.....................................................................12
      6.11.                Shareholder Rights....................................................................12
      6.12.                Disposition of Shares.................................................................12

Article VII                SARS..................................................................................13

      7.01.                Award.................................................................................13
      7.02.                Maximum SAR Period....................................................................13
      7.03.                Nontransferability....................................................................13
      7.04.                Transferable SARs.....................................................................13
      7.05.                Exercise..............................................................................14
      7.06.                Change in Control.....................................................................14
      7.07.                Employee Status.......................................................................14
      7.08.                Settlement............................................................................14
      7.09.                Shareholder Rights....................................................................14

Article VIII               STOCK AWARDS..........................................................................15

      8.01.                Award.................................................................................15
      8.02.                Vesting...............................................................................15
      8.03.                Performance Objectives................................................................15
      8.04.                Employee Status.......................................................................15
      8.05.                Change in Control.....................................................................16
      8.06.                Shareholder Rights....................................................................16

Article IX                 PERFORMANCE SHARE AWARDS..............................................................17

      9.01.                Award.................................................................................17
      9.02.                Earning the Award.....................................................................17
      9.03.                Payment...............................................................................17
      9.04.                Shareholder Rights....................................................................17
      9.05.                Nontransferability....................................................................18
      9.06.                Transferable Performance Shares.......................................................18
      9.07.                Employee Status.......................................................................18

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      9.08.                Change in Control.....................................................................18

Article X                  INCENTIVE AWARDS......................................................................19

      10.01.               Award.................................................................................19
      10.02.               Terms and Conditions..................................................................19
      10.03.               Nontransferability....................................................................19
      10.04.               Transferable Incentive Awards.........................................................19
      10.05.               Employee Status.......................................................................20
      10.06.               Change in Control.....................................................................20
      10.07.               Shareholder Rights....................................................................20

Article XI                 LIMITATION ON BENEFITS................................................................21


Article XII                ADJUSTMENT UPON CHANGE IN COMMON STOCK................................................23


Article XIII               COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.................................24


Article XIV                GENERAL PROVISIONS....................................................................25

      14.01.               Effect on Employment and Service......................................................25
      14.02.               Unfunded Plan.........................................................................25
      14.03.               Rules of Construction.................................................................25

Article XV                 AMENDMENT.............................................................................26


Article XVI                DURATION OF PLAN......................................................................27


Article XVII               EFFECTIVE DATE OF PLAN................................................................28

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                                    ARTICLE I
                                   DEFINITIONS

1.01.    ACQUIRING PERSON

         Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act) of securities representing at least twenty percent (20%) of the Company's then outstanding securities entitled to vote generally in the election of the Board.

1.02.    ADMINISTRATOR

         Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.03.    AFFILIATE

         Affiliate means any "subsidiary" or "parent" corporation (as such terms are defined in Section 424 of the Code) of the Company.

1.04.    AGREEMENT

         Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares, an Incentive Award or an Option or SAR granted to such Participant.

1.05.    ASSOCIATE

         Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.06.    BOARD

         Board means the Board of Trustees of the Company.

1.07.    CHANGE IN CONTROL

         Change in Control means (i) a Person is or becomes an Acquiring Person;
(ii) holders of the securities of the Company entitled to vote thereon approve any agreement with a Person (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such an agreement) that involves the transfer of at least fifty percent (50%) of the

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Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission; (iii) holders of the securities of the Company entitled to vote thereon approve a transaction (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such a transaction) pursuant to which the Company will undergo a merger, consolidation, or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% (sixty-six and two-thirds percent) of the Company's voting securities carrying the right to vote in elections of persons to the Company's Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction; (iv) the Continuing Trustees cease for any reason to constitute a majority of the Board; (v) holders of the securities of the Company entitled to vote thereon approve a plan of complete liquidation of the Company or an agreement for the sale or liquidation by the Company of substantially all of the Company's assets (or, if such approval is not required by applicable law and is not solicited by the Company, the commencement of actions constituting such a plan or the closing of such an agreement); or (vi) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any one or more transactions or events or series of transactions or events, a Change in Control of the Company has effectively occurred. The Board shall be entitled to exercise its sole and absolute discretion in exercising its judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above.

1.08.    CODE

         Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.09.    COMMITTEE

         Committee means the Compensation Committee of the Board.

1.10.    COMMON STOCK

         Common Stock means the common shares of beneficial interest of the Company.

1.11.    COMPANY

         Company means Windrose Medical Properties Trust, a Maryland real estate investment trust.

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1.12.    CONTINUING TRUSTEE

         Continuing Trustee means any member of the Board, while a member of the Board and (i) who was a member of the Board on the closing date of the Company's initial public offering of the Common Stock or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Trustees.

1.13.    CONTROL AFFILIATE

         Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.14.    CONTROL CHANGE DATE

         Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.15.    CORRESPONDING SAR

         Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.16.    EXCHANGE ACT

         Exchange Act means the Securities Exchange Act of 1934, as amended as of January 1, 1990.

1.17.    FAIR MARKET VALUE

         Fair Market Value means, on any given date, the reported "closing" price of a share of Common Stock on the New York Stock Exchange. If, on any given date, no share of Common Stock is traded on the New York Stock Exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded.

1.18.    INCENTIVE AWARD

         Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

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1.19.    INITIAL VALUE

         Initial Value means, with respect to a corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the Fair Market Value of one share of Common stock on the date of grant.

1.20.    OPTION

         Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.21.    PARTICIPANT

         Participant means an employee of the Company or an Affiliate, a member of the Board, or a person or entity that provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an SAR, an Incentive Award or a combination thereof.

1.22.    PERFORMANCE SHARES

         Performance Shares means an award, in the amount determined by the Administrator, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.23.    PERSON

         Person means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or any Related Entity, and any person or entity organized, appointed, or established by the Company or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a "Person".

1.24.    PLAN

         Plan means the Windrose Medical Properties Trust 2002 Stock Incentive Plan.

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1.25.    RELATED ENTITY

         Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

1.26.    SAR

         SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.27.    STOCK AWARD

         Stock Award means shares of Common Stock awarded to a Participant under
Article VIII.

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                                   ARTICLE II
                                    PURPOSES

         The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Shares and Incentive Awards in accordance with the Plan and procedures that may be established by the Administrator. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

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                                  ARTICLE III
                                 ADMINISTRATION

         The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards, Performance Shares, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Shares or an Incentive Award. Notwithstanding any such conditions, the Administrator may, in its discretion, (i) accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled or (ii) suspend the forfeiture of any award made under this Plan. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Incentive Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

         The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan and the Committee's prior delegation.

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                                   ARTICLE IV
                                   ELIGIBILITY

         Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), any member of the Board and any person or entity that provides services to the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate.

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                                   ARTICLE V
                          COMMON STOCK SUBJECT TO PLAN

5.01.    COMMON STOCK ISSUED

         Upon the award of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares, the Company may issue Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.    AGGREGATE LIMIT

         The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Stock Awards and the settlement of Performance Shares is 800,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan as Stock Awards and in settlement of Performance Shares is 300,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan and the maximum number of shares of Common Stock that may be issued as Stock Awards and in settlement of Performance Shares shall be subject to adjustment as provided in Article XII.

5.03.    REALLOCATION OF SHARES

         If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Share award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan.

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                                   ARTICLE VI
                                     OPTIONS

6.01.    AWARD

         In accordance with the provisions of Article IV, the Administrator will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 100,000 shares.

6.02.    OPTION PRICE

         The price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.

6.03.    MAXIMUM OPTION PERIOD

         The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

6.04.    NONTRANSFERABILITY

         Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.    TRANSFERABLE OPTIONS

         Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided,

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however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.    EMPLOYEE STATUS

         For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.07.    EXERCISE

         Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.    PAYMENT

         Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Administrator, or with shares of Common Stock. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.    INSTALLMENT PAYMENT

         If the Agreement provides, and if the Participant is employed by the Company or an Affiliate on the date the Option is exercised, payment of all or part of the Option price may be made in installments. In that event the Company shall lend the Participant an amount equal to

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not more than ninety percent (90%) of the Option price of the shares acquired by the exercise of the Option. This amount shall be evidenced by the Participant's promissory note and shall be payable in not more than five equal annual installments, unless the amount of the loan exceeds the maximum loan value for the shares purchased, which value shall be established from time to time by regulations of the Board of Governors of the Federal Reserve System. In that event, the note shall be payable in equal quarterly installments over a period of time not to exceed five years. The Administrator, however, may vary such terms and make such other provisions concerning the unpaid balance of such purchase price in the case of hardship, subsequent termination of employment, absence on military or government service, or subsequent death of the Participant as in its discretion are necessary or advisable in order to protect the Company, promote the purposes of the Plan and comply with regulations of the Board of Governors of the Federal Reserve System relating to securities credit transactions.

         The Participant shall pay interest on the unpaid balance at the minimum rate necessary to avoid imputed interest or original issue discount under the Code. All shares acquired with cash borrowed from the Company shall be pledged to the Company as security for the repayment thereof. In the discretion of the Administrator, shares of stock may be released from such pledge proportionately as payments on the note (together with interest) are made, provided the release of such shares complies with the regulations of the Federal Reserve System relating to securities credit transactions then applicable. While shares are so pledged, and so long as there has been no default in the installment payments, such shares shall remain registered in the name of the Participant, and he shall have the right to vote such shares and to receive all dividends thereon.

6.10.    CHANGE IN CONTROL

         Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

6.11.    SHAREHOLDER RIGHTS

         No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.12.    DISPOSITION OF SHARES

         A Participant shall notify the Company of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

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                                  ARTICLE VII
                                      SARS

7.01.    AWARD

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted SARs in any calendar year covering more than 100,000 shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award. In addition no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.    MAXIMUM SAR PERIOD

         The term of each SAR shall be determined by the Administrator on the date of grant, except that no Corresponding SAR that is related to an incentive stock option shall have a term of more than ten years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an incentive stock option may provide that it has a term that is less than such maximum period.

7.03.    NONTRANSFERABILITY

         Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.    TRANSFERABLE SARS

         Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR

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(by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.    EXERCISE

         Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.    CHANGE IN CONTROL

         Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

7.07.    EMPLOYEE STATUS

         If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

7.08.    SETTLEMENT

         At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.    SHAREHOLDER RIGHTS

         No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

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                                  ARTICLE VIII
                                  STOCK AWARDS

8.01.    AWARD

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 40,000 shares.

8.02.    VESTING

         The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. A Stock Award that is not immediately nonforfeitable and transferable (other than transfers arising under securities law restrictions) shall be restricted for a period of at least three years from the date of the award; provided, however, that the period of restriction shall be at least one year from the date of the award if the restrictions lapse or expire based on the attainment of objectives stated with respect to performance criteria listed in
Section 8.03.

8.03.    PERFORMANCE OBJECTIVES

         In accordance with Section 8.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's or a business unit's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations, peer shareholder returns, or such other measures as may be selected by the Administrator. If the Administrator, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.

8.04.    EMPLOYEE STATUS

         In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

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8.05.    CHANGE IN CONTROL

         Sections 8.02, 8.03 and 8.04 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable on and after a Control Change Date.

8.06.    SHAREHOLDER RIGHTS

         Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

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                                   ARTICLE IX
                            PERFORMANCE SHARE AWARDS

9.01.    AWARD

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 40,000 shares of Common Stock.

9.02.    EARNING THE AWARD

         The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period of at least three years from the date of the award; provided, however, that the performance measurement period shall be at least one year from the date of the award if the payment pursuant to the Performance Share award is contingent upon the attainment of objectives stated with respect to performance criteria listed in the following sentence. The performance objectives may be stated with respect to the Company's, an Affiliate's or a business unit's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations, peer shareholder returns or such other measures as may be selected by the Administrator. No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

9.03.    PAYMENT

         In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.    SHAREHOLDER RIGHTS

         No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled in shares of Common Stock. After an award of Performance Shares is earned and settled in shares, a Participant will have all the rights of a shareholder as described in Section 8.06.

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9.05.    NONTRANSFERABILITY

         Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.    TRANSFERABLE PERFORMANCE SHARES

         Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.    EMPLOYEE STATUS

         In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

9.08.    CHANGE IN CONTROL

         Sections 9.02 to the contrary notwithstanding, on and after a Control Change Date, each outstanding Performance Share award shall be earned as of a Control Change Date. To the extent the Agreement provides that the Performance Share award will be settled with shares of Common Stock, such shares shall be nonforfeitable and transferable as of the Control Change Date.

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                                   ARTICLE X
                                INCENTIVE AWARDS

10.01.   AWARD

         The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) two hundred percent (200%) of the Participant's base salary (prior to any salary reduction or deferral election) as of the date the Incentive Award was granted or (ii) $750,000.

10.02.   TERMS AND CONDITIONS

         The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year after the grant of the Incentive Award. The performance objectives may be stated with respect to the Company's, an Affiliate's or a business unit's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations per share, funds from operations, peer shareholder returns or such other measures as may be selected by the Administrator. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement.

10.03.   NONTRANSFERABILITY

         Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.04.   TRANSFERABLE INCENTIVE AWARDS

         Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that

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governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.05.   EMPLOYEE STATUS

         If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

10.06.   CHANGE IN CONTROL

         Section 10.02 to the contrary notwithstanding, any Incentive Award shall be earned in its entirety as of a Control Change Date.

10.07.   SHAREHOLDER RIGHTS

         No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

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                                   ARTICLE XI
                             LIMITATION ON BENEFITS

         The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as "Payments"), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this
Article XI, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

         The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant's total Parachute Payments.

         The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the "Capped Payments"). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

         The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

         As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XI, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this
Article XI ("Overpayments"), or that additional amounts should be paid or distributed to the Participant under this Article XI ("Underpayments"). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, that Overpayment will be treated for all purposes as a loan ab initio that the Participant must repay to the Company together with interest at the applicable Federal rate under Code Section 7872; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent

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that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

         For purposes of this Article XI, the term "Accounting Firm" means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XI, the term "Net After Tax Amount" means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Article XI, the term "Parachute Payment" means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

         Notwithstanding any other provision of this Article XI, the limitations and provisions of this Article XI shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Code Section 4999.

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                                  ARTICLE XII
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         The maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted; the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards, and SARs; and the per individual limitations on the number of shares of Common Stock for which Options, SARs, Performance Shares, and Stock Awards may be granted shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company
(a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be final and conclusive.

         The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted; the per individual limitations on the number of shares for which Options, SARs, Performance Shares and Stock Awards may be granted; or the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards or SARs.

         The Committee may make Stock Awards and may grant Options, SARs, Performance Shares, and Incentive Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards or Option, SAR, Performance Shares or Incentive Award grants shall be as the Committee, in its discretion, determines is appropriate.

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                                  ARTICLE XIII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Share is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

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                                  ARTICLE XIV
                               GENERAL PROVISIONS

14.01.   EFFECT ON EMPLOYMENT AND SERVICE

         Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02.   UNFUNDED PLAN

         This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.   RULES OF CONSTRUCTION

         Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

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                                   ARTICLE XV
                                    AMENDMENT

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XII). No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Stock Award, Performance Share Award, Option, SAR, or Incentive Award outstanding at the time such amendment is made.

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                                  ARTICLE XVI
                                DURATION OF PLAN

         No Stock Award, Performance Share Award, Option, SAR, or Incentive Award may be granted under this Plan after May 15, 2012. Stock Awards, Performance Share awards, Options, SARs, and Incentive Awards granted before that date shall remain valid in accordance with their terms.

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                                  ARTICLE XVII
                             EFFECTIVE DATE OF PLAN

         Options, SARs, Stock Awards, Performance Shares and Incentive Awards may be granted under this Plan upon its adoption by the Board; provided that, this Plan shall not be effective unless this Plan is approved by the unanimous consent of the Company's shareholders or by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present, before May 14, 2003.